UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 29, 2023

Date of Report (Date of earliest event reported)

Iron Horse Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-275076	85-1783294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 2506 Toluca Lake, CA	91610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IROH	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC
Units	IROHU	The Nasdaq Stock Market LLC
Warrants	IROHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on December 29, 2023, Iron Horse Acquisitions Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), which amount includes partial exercise of the underwriters’ over-allotment option for 800,000 Units and 100,000 Units registered pursuant to a registration statement on Form S-1MEF (File No. 333-276282) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, filed on December 27, 2023, in addition to the Units registered pursuant to the Company’s registration statement on Form S-1 (File No. 333-275076) with respect to the IPO. Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one full warrant, and one right to receive one-fifth (1/5) of one share of Common Stock upon the consummation of an initial business combination (as described in the Company’s organizational documents and in Company’s registration statements). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $69,000,000.

Simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with Bengochea SPAC Sponsors I LLC, the Company’s sponsor, of 2,457,000 warrants, generating total proceeds of $2,457,000.

A total of $69,000,000 of the net proceeds from the sale of Units in the IPO and the net proceeds from the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of December 29, 2023 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99.1	Audited Balance Sheet as of December 29, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2024

IRON HORSE ACQUISITIONS CORP.

By:	/s/ Jose A. Bengochea
Name:	Jose A. Bengochea
Title:	Chief Executive Officer